30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Community Bank Shares of Indiana, Inc. A NASDAQ Traded Company - Symbol CBIN Sterne Agee Financial Institutions Investor Conference Investor Presentation February 13, 2014 “Achieving Financial Goals with Exceptional People and Exceptional Service”

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Safe Harbor Statement for Forward - Looking Statements This investor presentation may contain forward - looking statements within the meaning of the federal securities laws . These statements are not historical facts, but rather statements based on our current expectations regarding our business strategies and their intended results and our future performance . Forward - looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions . Forward - looking statements are not guarantees of future performance . Numerous risks and uncertainties could cause or contribute to our actual results, performance, and achievements to be materially different from those expressed or implied by the forward - looking statements . Factors that may cause or contribute to these differences include, without limitation, general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government ; legislative and regulatory changes ; competitive conditions in the banking markets served by our subsidiaries ; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans ; and other factors disclosed periodically in our filings with the Securities and Exchange Commission . Because of the risks and uncertainties inherent in forward - looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by us or on our behalf . We assume no obligation to update any forward - looking statements . Page| 2

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Source: SNL Financial; Company management. Financial data as of December 31, 2013. Market data as of February 7 , 2014. Company Profile Page| 3 Market Data Shares Outstanding 3.4 million Market Cap $68.7 million Price per Share $20.26 Dividend Yield 2.4% Price / Tg. Book Value 115.9% Price / LTM EPS 8.7x Financial Highlights Assets $848.3 million Loans, Net $552.9 million Deposits $643.6 million Tg. Equity $87.3 million Tg. Common Equity $59.3 million TE / TA 10.31% TCE / TA 7.00% 2013 Net Income $8.7 million Net Income Avail. to Common $7.9 million ROAA 1.04% ROACE 13.23% NPAs / Assets 1.62% NIM 4.24% Cost of Funds 0.39% Experienced Management Team Name, Title Yrs. Experience James D. “Jim” Rickard, President & CEO 39 Paul A. Chrisco, EVP & CFO 21 Michael K. Bauer, EVP & Chief Credit Officer 30 Kevin J. Cecil, EVP – President of Indiana Market Division 37 Ownership Insider 18%

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Experienced Management Team Page| 4 James D. “Jim” Rickard, Director, President & CEO • 39 years of banking experience - more than 25 years as a Chief Executive Officer • Serves on numerous boards and is currently the Chairman of the Board of Directors at Baptist Health Kentucky Paul A. Chrisco, EVP & CFO • More than 21 years of banking experience • Held several financial officer and accounting - related positions within the Company, since 1997 Michael K. Bauer, EVP & Chief Credit Officer • More than 30 years of banking experience • Active board member and chairman - elect for the Indiana Bankers Association • Member of the National Regulatory Review Committee for the Independent Community Bankers of America Kevin J. Cecil, EVP - President of Indiana Market Division • 37 years of banking experience • President of the Indiana Market Banking Division of Community Bank of Southern Indiana

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Jennings Jackson Washington Clark Jefferson Oldham Floyd Scott Jefferson Bullitt Spencer Shelby Franklin Scott Fayette Hardin Hart Larue Marion Washington Anderson Woodford Jessamine Nelson Harrison Meade Franchise Overview Circle size indicates total deposit amount at each branch location: $0 – $9.9MM per branch $10.0MM – $49.9MM per branch > $50MM per branch Source: SNL Financial; FDIC. Deposit data as of June 30, 2013. Page| 5 Deposit Market Share Summary by County County Rank Branches Scott, IN 1 4 119,053 45.61 Floyd, IN 2 7 221,565 17.60 Clark, IN 2 5 213,591 15.44 Nelson, KY 6 2 34,485 5.07 Fayette, KY 18 3 43,062 0.71 Jefferson, KY 19 3 39,262 0.24 Market Share (%) Deposits ($000)

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Deposit Market Share by County Source: SNL Financial; FDIC. Deposit data as of June 30, 2013. Note: Market share data for selected counties with total deposits of $50 million or more. Page| 6 Clark County, IN 2013 2013 # of Deposits Market Rank Institution Branches ($000) Share (%) 1 JPMorgan Chase & Co. (NY) 8 318,449 22.99 2 Community Bank Shares of IN (IN) 5 213,591 15.42 3 New Independent Bcshs Inc. (IN) 7 203,105 14.66 4 First Savings Financial Group (IN) 5 176,322 12.73 5 PNC Financial Services Group (PA) 5 161,227 11.64 6 BB&T Corp. (NC) 1 69,320 5.00 7 Fifth Third Bancorp (OH) 3 58,294 4.21 8 S.Y. Bancorp Inc. (KY) 2 53,559 3.87 9 MainSource Financial Group (IN) 2 34,931 2.52 10 River Valley Bancorp (IN) 2 34,376 2.48 Total For Institutions In Market 45 1,385,238 Scott County, IN 2013 2013 # of Deposits Market Rank Institution Branches ($000) Share (%) 1 Community Bank Shares of IN (IN) 4 119,053 45.61 2 B & L Financial Corp. (IN) 1 70,299 26.93 3 JPMorgan Chase & Co. (NY) 1 28,492 10.92 4 Old National Bancorp (IN) 1 18,585 7.12 5 S.Y. Bancorp Inc. (KY) 1 13,989 5.36 6 New Independent Bcshs Inc. (IN) 1 10,612 4.07 Total For Institutions In Market 9 261,030 We have #1 or #2 market share in our primary markets throughout Southeast Indiana Floyd County, IN 2013 2013 # of Deposits Market Rank Institution Branches ($000) Share (%) 1 PNC Financial Services Group (PA) 5 380,521 30.23 2 Community Bank Shares of IN (IN) 7 221,565 17.60 3 MainSource Financial Group (IN) 5 190,317 15.12 4 JPMorgan Chase & Co. (NY) 3 109,117 8.67 5 First Capital Inc. (IN) 5 101,747 8.08 6 S.Y. Bancorp Inc. (KY) 1 52,662 4.18 7 BB&T Corp. (NC) 1 50,865 4.04 8 Republic Bancorp Inc. (KY) 2 35,961 2.86 9 First Savings Financial Group (IN) 4 35,443 2.82 10 River Valley Bancorp (IN) 2 34,984 2.78 Total For Institutions In Market 38 1,258,761

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Source: SNL Financial. Deposit data as of June 30, 2013. Note: In July 2013, CBIN closed its Georgetown, KY branch (Scott County) and approximately $5.5 million in deposits were transferred to our Vine Street branch in Lexington, KY (Fayette County). Market Demographics Our expansive branch network across the greater Louisville and Lexington metro areas provide us access to flourishing markets with approximately 1.8 million people Page| 7 2013 2013 Population Median Household Income # of Deposits Market 2013 Pop. HH Inc. Markets Branches ($000) Share (%) Rank Current Projected % Chg. Current Projected % Chg. County Floyd County, IN 7 221,565 17.60 #2 75,800 78,361 3.38 49,916 56,400 12.99 Clark County, IN 5 213,591 15.42 #2 110,692 114,266 3.23 42,452 51,817 22.06 Scott County, IN 4 119,053 47.72 #1 24,269 24,137 (0.54) 36,527 41,915 14.75 Jefferson County, KY 3 39,262 0.24 #19 746,614 770,630 3.22 43,723 51,597 18.01 Nelson County, KY 2 34,485 5.07 #6 44,428 46,645 4.99 44,043 51,476 16.88 Louisville, KY-IN MSA 21 627,956 2.69 #9 1,291,684 1,334,692 3.33 45,276 52,994 17.05 County Fayette County, KY 3 48,585 0.80 #18 301,439 319,717 6.06 47,368 54,398 14.84 Lexington, KY MSA 3 48,585 0.57 #26 481,233 507,988 5.56 47,914 54,740 14.25

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 (1) Jim Rickard named President and Chief Executive Officer in August 2000. Company on the Move Page| 8 Acquisition of NCF Bank & Trust in Bardstown, KY 1998 1934 Bank opens as First Federal S&LA of New Albany 1991 Community Bank Shares of Indiana established as the nation’s first mutual holding company 1995 Company listed on the NASDAQ under ticker symbol: CBIN 2013 FDIC - acquisition of First Federal Bank in Lexington, KY 2006 Acquisition of Scott County State Bank in Scottsburg, IN 1996 Converted from Federal to State charter Significant Financial Milestones 1994 1998 2000 (1) 2003 2005 2006 2010 2011 2012 2013 Net Income ($mm): $1.6 $2.4 $2.7 $2.3 $3.7 $4.1 $7.0 $7.4 $7.7 $8.7 Total Assets ($mm): $205 $332 $416 $521 $665 $817 $801 $797 $820 $848 Total Deposits ($mm): $174 $213 $258 $341 $465 $550 $619 $581 $625 $644 No. of Branches: 6 8 10 15 16 21 21 21 21 24 Operating name of lead bank changed to Your Community Bank 2005 Jim Rickard named President & CEO 2000 Represents a calendar year when CBIN achieved record earnings.

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 2013 Highlights Page| 9 Summary ▪ Record earnings of $8.7 million in 2013 » Net income has increased 30% , since 2011 » Net income available to common of $ 7.9 million (or $2.32 per share), after preferred dividend ▪ Loan growth of 20.5% ▪ Non - interest bearing deposit growth of 10.5% ▪ Net interest margin expansion for the 6th consecutive year ▪ Increased quarterly dividend to $0.11 per share in 2Q 2013 and to $0.12 in January 2014 ▪ Reduced nonperforming assets by 34% , since 2011 ‒ Largely driven by a reduction in non - accrual loans (51%) ▪ Stockholders rewarded with 49% return in 2013 and over 2% dividend yield Performance Metrics ▪ Return on Avg. Assets: 1.04% ▪ Return on Avg. Common Equity : 13.23% ▪ NIM: 4.24% ▪ Efficiency Ratio: 66.5% ▪ NPAs / Assets: 1.62%

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 2013 Highlights - Continued… Page| 10 Franchise Growth ▪ We are committed to acting on growth opportunities that make strategic sense for us via acquisition and organically ▪ In April 2013, completed a FDIC - assisted acquisition of First Federal Bank of Lexington, KY » Added three new branches in Lexington, KY » $67.8 million in loans and $87.0 million in deposits ‒ Credit mark of $2.6 million or approximately 3.8% of loans acquired » Recorded a $1.9 million bargain purchase gain ▪ Opened a Scott County State Bank branch Austin, IN Awards & Recognition ▪ In 2013, we received national honors for outstanding financial performance and regional awards for our strong corporate culture ▪ Among top - performing, publicly traded community banks under $2bn in assets (ranked #2 in Indiana for category) ‒ The American Banker magazine ‒ Based on average return on equity from 2010 to 2012 ▪ Received several awards in recognition of our strong corporate culture, which we believe drives our financial success ‒ Indiana Bankers Association, Indiana Chamber of Commerce, Business First Magazine, and more

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 7% 23% 7% 43% 16% 4% Page| 11 Loan Composition Home Equity CRE & Mult - Family Residential Mort. Construction & Land Dev. Commercial Consumer & Other 12/31/2013 Balance % of Total Loan Type ($000) (%) Construction & Land Dev. 39,986 7.1% Residential Mort. 130,825 23.3% Home Equity 36,780 6.6% Commercial RE & Multifam 242,109 43.2% Commercial 91,183 16.3% Consumer & Other 20,120 3.6% Total Loans 561,003 100.0%

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Deposit Composition: 2000 vs. Today Page| 12 4Q 2000 4Q 2013 Total Deposits: $258 million 43% Non - Time Deposits Total Deposits: $643 million 76% Non - Time Deposits Reduced Proportion of Time Deposits by 33% Noninterest - Bearing Deposits 8% IB Demand, MMDA & Savings 35% Time Deposits 57% Noninterest - Bearing Deposits 29% IB Demand, MMDA & Savings 48% Time Deposits 23%

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Consistent Profitability Page| 13 Earnings per Share ($) 1.77 1.79 2.06 2.32 0.00 0.50 1.00 1.50 2.00 2.50 2010Y 2011Y 2012Y 2013Y

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Low Cost Deposit Base Page| 14 Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $1.25bn. Cost of Deposits (%) Peer Group CBIN 0.88 0.65 0.36 0.19 1.20 0.87 0.62 0.67 0.00 0.25 0.50 0.75 1.00 1.25 2010Y 2011Y 2012Y 2013Y

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Strong Net Interest Margin Page| 15 Net Interest Margin (%) Peer Group CBIN Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $1.25bn. 3.90 4.07 4.07 4.24 3.67 3.68 3.51 3.38 2.50 2.75 3.00 3.25 3.50 3.75 4.00 4.25 4.50 2010Y 2011Y 2012Y 2013Y

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Return on Average Assets Return on Avg. Assets (%) Page| 16 Peer Group CBIN Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $1.25bn. 0.85 0.94 0.95 1.04 0.45 0.43 0.81 0.69 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2010Y 2011Y 2012Y 2013Y

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Above Average Shareholder Returns Return on Avg. Common Equity (%) Page| 17 Peer Group CBIN Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $1.25bn. 13.55 12.32 12.53 13.23 4.36 4.93 9.39 7.19 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 2010Y 2011Y 2012Y 2013Y

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Source: SNL Financial. Market data as of 2/7/14. (1) SNL U.S. Bank and Thrift includes all major exchange (NYSE, NYSE MKT, NASDAQ) banks and thrifts in SNL's coverage universe. Relative Stock Price Performance - Total Return Page| 18 1 - Year (since January 1, 2013) 3 - Year (since January 1, 2011) CBIN: +61% SNL Bank Index: +35% CBIN has generated a 61% return for its stockholders since last year CBIN +132% SNL Bank Index: +41% During the last 3 years, CBIN has outperformed the SNL Bank & Thrift Index by 3.2x -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Looking Ahead to 2014 & Beyond… Page| 19 ▪ 2013 was a Terrific Year ▪ Optimize all areas of our business to drive EPS growth ▪ Evaluate strategic opportunities - pursue growth initiatives both organically and through acquisition ▪ Reduce and improve classified credits ▪ Continued focus on our primary markets: » Building relationships in our communities and » Develop and strengthen profitable relationships ▪ Continue to strengthen our culture by investing in our people ▪ Be flexible so that we can take advantage of opportunities as they present themselves

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Why Invest in CBIN? ▪ Experienced management team has a demonstrated history of strong and stable earnings ▪ Ability to grow the franchise organically and through acquisitions ▪ Net interest margin expansion, while many companies have experienced NIM compression ▪ Strong core deposit base with a low cost of deposits ▪ Dominant market share in core markets ▪ Above average returns to common shareholders ▪ Improving asset quality metrics ▪ Attractively priced stock relative to Peer Group Page| 20

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Thank you. Any Questions? Page| 21

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Appendix Page| 22

30 - 70 - 135 0 - 175 - 240 125 - 193 - 72 Peer Group Major exchange traded Midwest banks & thrifts with total assets from $750mm to $1.25bn and NPAs/Assets less than 5.0% Source: SNL Financial. Excludes merger targets. Financial data as of or through the most recent quarter. Market data as of 2/7/14. Exchanges include NASDAQ, NYSE, and NYSE Mkt. (1) NPAs / Assets exclude TDRs. Page| 23 Company Identification Balance Sheet (MRQ) Profitability (LTM) Asset Quality Market Data Loans/ TCE / Efficy. NPAs/ LLR/ Mkt. Price / Div AssetsDeposits TA ROAA ROACE NIM Ratio Assets Loans Cap. TBV LTM E. '14 E. Yld Company Ticker ST ($MM) (%) (%) (%) (%) (%) (%) (%) (1) (%) ($MM) (%) (x) (x) (%) 1Ames National Corporation ATLO IA 1,233 56.6 11.0 1.14 9.8 3.18 51.8 1.3 1.5 191.3 141.2 13.7 - 3.1 2LNB Bancorp, Inc. LNBB OH 1,230 86.3 6.8 0.51 5.5 3.19 70.6 1.8 1.9 100.2 122.6 17.0 12.5 0.4 3MBT Financial Corp. MBTF MI 1,223 55.9 9.0 2.12 28.8 3.03 75.2 3.0 2.7 105.1 95.0 3.6 - 0.0 4First Citizens Banc Corp FCZA OH 1,169 91.4 4.8 0.53 6.3 3.79 81.7 1.8 2.4 56.6 101.9 11.3 8.2 2.2 5NASB Financial, Inc. NASB MO 1,181 95.7 16.1 1.82 11.2 3.87 69.2 3.7 2.6 203.3 107.1 9.5 - 0.0 6Farmers National Banc Corp. FMNB OH 1,137 68.9 9.1 0.68 6.6 3.58 78.3 0.7 1.2 130.5 127.1 17.0 15.8 1.7 7Hawthorn Bancshares, Inc. HWBK MO 1,131 86.5 6.3 0.47 6.2 3.67 70.4 3.9 1.7 63.3 88.1 14.0 - 1.6 8Baylake Corp. BYLK WI 997 83.0 8.8 0.83 8.5 3.58 69.2 2.4 1.5 93.6 107.2 13.8 12.0 2.3 9HopFed Bancorp, Inc. HFBC KY 974 72.4 9.8 0.39 3.7 2.97 81.7 1.2 1.6 86.2 90.2 23.2 26.3 1.4 10Southern Missouri Bancorp, Inc. SMBC MO 950 101.0 8.6 1.22 12.0 3.87 53.2 0.5 1.2 107.3 132.0 11.2 - 2.0 11LCNB Corp. LCNB OH 932 73.1 9.7 0.93 9.1 3.57 64.6 0.6 0.6 162.5 176.2 15.9 14.6 3.7 12First Financial Service Corporation FFKY KY 850 63.7 1.7 (0.29) (18.2) 2.82 98.7 2.7 2.6 23.5 161.5 NM 22.0 0.0 13Landmark Bancorp, Inc. LARK KS 828 61.0 8.3 0.70 7.4 3.18 71.6 0.8 1.3 59.0 116.6 12.6 - 4.0 14First Internet Bancorp INBK IN 802 67.5 10.8 0.67 7.0 2.63 74.9 1.5 1.4 102.3 115.1 15.2 27.4 1.0 Average 1,046 75.9 8.6 0.84 7.4 3.35 72.2 1.9 1.7 106.1 120.1 13.7 17.3 1.7 Median 1,064 72.7 8.9 0.69 7.2 3.38 71.1 1.7 1.6 101.3 115.8 13.8 15.2 1.7 Community Bank Shares of Indiana, Inc. CBIN IN 848 87.2 10.3 1.04 13.2 4.24 65.7 1.7 1.4 68.7 122.4 8.7 N.A 2.2